AMENDMENT NO. 2
                                       TO
                                CREDIT AGREEMENT


                  THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT, dated as of June 9, 1999 (the "Amendment"), is entered into by and among FAIRFIELD RECEIVABLES
            ---------
CORPORATION,  a Delaware  corporation  (the  "Borrower"),  EAGLEFUNDING  CAPITAL
                                              --------
CORPORATION,  a  Delaware  corporation  ("EagleFunding"),  FAIRFIELD  ACCEPTANCE
                                          ------------
CORPORATION - NEVADA, a Delaware corporation (formerly known as Fairfield Acceptance Corporation) ("FAC"), as Servicer (in such capacity, the "Servicer"),
                          ---                                        --------
FAIRFIELD  COMMUNITIES,   INC.,  a  Delaware  corporation  ("FCI"),   BANCBOSTON
                                                             ---
ROBERTSON STEPHENS INC., a Massachusetts corporation (formerly known as BancBoston Securities Inc.) ("BRSI"), as Deal Agent (in such capacity, the "Deal
                              ----                                          ----
Agent"), CIBC WORLD MARKETS CORP., a Delaware corporation,  as Deal Co-Agent (in
-----
such  capacity,  the  "Deal  Co-Agent"),  and  BANKBOSTON,   N.A.,  ("BKB"),  as
                                                                      ---
Collateral Agent (in such capacity,  the "Collateral Agent").  Capitalized terms
                                          ----------------
used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the "Credit Agreement" (as defined below).


                              W I T N E S S E T H:
                              - - - - - - - - - -

                  WHEREAS, the parties hereto (other than the Deal Co-Agent) entered into that certain Credit Agreement dated as of January 15, 1998, as amended pursuant to Amendment No. 1 to Credit Agreement, dated as of February 2, 1999 (the "Credit Agreement"), pursuant to which, among other things,
             ------------------
EagleFunding agreed to make EagleFunding Loans on Borrowing Dates and the Borrower agreed to make additional Grants of Contracts on Contract Grant Dates; and

                  WHEREAS, the parties hereto have agreed to modify certain terms and provisions of the Credit Agreement as set forth herein;

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. Amendments to the Agreement.  Effective as of the date first
                    ---------------------------
written above and subject to the satisfaction of each of the conditions set forth in Section 2 hereof (the "Effective Date"), the Credit Agreement is
          ---------                ---------------
amended as follows:

         (a) The Preamble is hereby deleted in its entirety and the following is substituted therefor:

                    "CREDIT  AGREEMENT,  dated  as of  January  15,  1998,  (the
               'Credit Agreement'),  among FAIRFIELD RECEIVABLES CORPORATION,  a
                ----------------
               Delaware corporation (the 'Borrower'),
                                          --------

               EAGLEFUNDING CAPITAL CORPORATION, a Delaware corporation ('EagleFunding'), FAIRFIELD ACCEPTANCE CORPORATION-NEVADA, a
                 ------------
               Delaware   corporation  ('FAC'),  in  its  capacity  as  Servicer
                                         ---
               hereunder  (in  such   capacity,   the   'Servicer'),   FAIRFIELD
                                                         --------
               COMMUNITIES,  INC., a Delaware  corporation  ('FCI'),  BANCBOSTON
                                                              ---
               ROBERTSON STEPHENS INC. (formerly known as BancBoston Securities, Inc.), a Massachusetts corporation ('BSI') in its capacity as
                                                        ---
               Deal Agent (in such capacity, the 'Deal Agent'), CIBC World Markets Corp., a Delaware corporation in its capacity as Deal Co-Agent (in such capacity the 'Deal Co-Agent') and BANKBOSTON,
                                               --------------
               N.A., in its capacity as Collateral Agent, (in such capacity, the 'Collateral Agent')."
                ----------------

         (b) Section 2.02 is hereby amended to delete the first sentence of such
Section in its entirety and substitute therefore the following sentence:

                  "All of the EagleFunding Loans shall be evidenced by an Amended and Restated Promissory Note in substantially the form attached hereto as Exhibit A (the "EagleFunding Note") appropriately completed,
                   ---------       -----------------
         duly executed and delivered on behalf of the Borrower and payable to the order of EagleFunding which EagleFunding Note shall replace and supersede in its entirety that certain promissory note from the Borrower to EagleFunding dated as of January 15, 1998 in the original principal amount of $150,000,000."

         (c) Section 2.06(a)(iii) is hereby deleted in its entirety and the following is substituted therefor:

                           "(iii) on any Interest  Payment Date for EagleFunding
                  Loans funded or maintained through the making of Eurodollar Rate Advances under the Liquidity Agreement, accrued and unpaid interest on such EagleFunding Loans at a rate per annum equal at all times during each applicable Interest Period for each such EagleFunding Loan to the Eurodollar Rate for such Interest Period, plus,

                           (1) 0.50%for the first six months that the underlying
                  Eurodollar Rate Advance remains outstanding, and

                           (2) 1.50% from the seventh month and for as long thereafter as the underlying Eurodollar Rate Advance remains outstanding.

                  each computed on the basis of the actual number of days elapsed over a year of 360 days."

         (d) Section 3.01(f) is hereby deleted in its entirety and the following is substituted therefor:

                           "(f)  Reserved."
                                 --------

         (e) Section 3.02(k)(i)(A)(2) is hereby amended to delete the words "84 months" and substitute the phrase "the actual amortization schedule of payments but not to exceed 120 months" therefor.

         (f) Section 4.01(l) is hereby deleted in its entirety and the following is substituted therefor:

                           "(l)  Lock-Box  Accounts.  Except  in the case of any
                                 ------------------
                  Lock-Box Account pursuant to which only Collections subject to a PAC or Credit Card Account are deposited, the Borrower has filed or has caused FAC or FCI to file a standing delivery order with the United States Postal Service authorizing each Lock-Box Bank to receive mail delivered to the related Post Office Box. The account numbers of all Lock-Box Accounts, together with the names, addresses, ABA numbers and names of contact persons of all the Lock-Box Banks maintaining such Lock-Box Accounts and the related Post Office Boxes, are specified in Exhibit E. From and after the Effective Date,
                                 ---------
                  none of FCI, the Seller or the Borrower have any right, title and/or interest in or to any of the Lock-Box Accounts or the Post-Office Boxes and maintain no lock-box accounts in their own names for the collection of Payments in respect of Pledged Contracts. The Borrower has no other lock-box accounts for the collection of Payments in respect of Pledged Contracts except for the Lock-Box Accounts."

         (g) Section 4.02(v)(iii) is hereby deleted in its entirety and the following is substituted therefor:

                           "(iii) in the case of any  Contracts  in  respect  of
                  which the related VOI or Lot has been deeded out to the relevant Obligor:

                           (A) a copy of the deed for the related VOI or Lot, and

                           (B)  the   original  of  any   related   recorded  or
                  unrecorded Mortgage (or a copy of such recorded Mortgage, if the original of the recorded Mortgage is unavailable)

                  (other than in the case of any Contract with respect to which the relevant Mortgage and/or deed is outside the Contract File for purposes of recording such Mortgage in the relevant local real property recording office, but only to the extent that: (x) such Mortgage and copy of deed shall not have been outside of the relevant Contract File for such purposes for more than (1) 180 days from the relevant Contract Grant Date (in the case of Contracts relating to VOIs located in the State of Florida) and (2) 180 days from the date on which the related VOI or Lot is required to be deeded to an Obligor (in the case of Contracts relating to VOIs or Lots located in any other Development), and (y) unless and to the extent waived by the Deal Agent in writing, the Servicer shall retain in its files (and provide copies of same to the Deal Agent upon request) certificates from FCI's applicable title agents in Florida to the effect that the Mortgage in question has been delivered for purposes of recordation to the appropriate local real property recording office (in the case of Contract relating to VOIs located in the State of Florida))."

         (h) Section 4.02(w) is hereby deleted in its entirety and the following is substituted therefor:

                          "(w) Lock-Box Accounts.  The Obligor of such Contract
                               -----------------
                  either

                           (1) shall have been instructed, pursuant to the Servicer's routine distribution of a periodic statement to such Obligor next succeeding

                           (A) the Effective Date or any Contract Grant Date (as applicable), or

                           (B) the day on  which a PAC or  Credit  Card  Account
                  ceased to apply to such Contract, in the case of a Pledged Contract formerly subject to a PAC or Credit Card Account,

                  but in no event later than the then next succeeding due date for Payment under the related Pledged Contract, to remit Payments thereunder to a Post Office Box for credit to a Lock-Box Account, or directly to a Lock-Box Account, in each case maintained at a Lock-Box Bank pursuant to the terms of a Lock-Box Agreement substantially in the form of Exhibit G
                                                                     ----------
                  hereto, or

                           (2) has entered  into a PAC or Credit  Card  Account,
                  pursuant to which a deposit account of such Obligor is made subject to a pre-authorized debit in respect of Payments as they become due and payable, and the Borrower has, and has caused each of the Servicer, a Lock-Box Bank and/or the Collection Account Bank, to take all necessary and appropriate action to ensure that each such pre-authorized debit is credited directly to a Lock-Box Account."

         (i) Section 5.01(c) is hereby amended as follows:

                  (i) the phrase "the Deal Agent or its agent or representative" in the introductory clause of such Section is hereby deleted in its entirety and the phrase "the Deal Agent, the Deal Co-Agent or either of their agents or representatives" is substituted therefor;

                  (ii) the phrase "the Deal Agent and/or its agents and representatives", in each instance where such phrase appears in clause
         (i) of such Section, is hereby deleted in its entirety and the phrase "the Deal Agent, the Deal Co-Agent and/or their respective agents or representatives" is substituted therefor;

                  (iii) the phrase "the Deal Agent's" in the first sentence of the last paragraph of such Section is hereby deleted in its entirety and the phrase "the Deal Agent's and the Deal Co-Agent's"; and

                  (iv)  the   phrase   "the  Deal   Agent  and  its  agents  and
         representatives"  in the last  sentence of the last  paragraph  of such
         Section is hereby deleted in its entirety and the phrase "the Deal Agent, the Deal Co-Agent and their respective agents and representatives" is substituted therefor.

                  (v) the following sentence is hereby added immediately following the last sentence of the last paragraph of such Section
                                                                         -------
         5.01(c):
         -------

                           "In connection  with all audits  performed under this
                  Credit Agreement, the Deal Agent, the Deal Co-Agent and the Collateral Agent shall use reasonable efforts to coordinate the staffing and timing of such audits in order to minimize the cost and expense thereof."

         (j) Section 5.01(g) is hereby amended to delete clause (1) and (2) thereof in their entirety and to substitute the following therefor:

                           "(1) Instruct all Obligors to either

                           (A) send all Collections directly to a Post Office Box or Lock-Box Account, or

                           (B) in the alternative, make Payments by way of pre-authorized debits from a deposit account of such Obligor pursuant to a PAC or from a credit card of such Obligor pursuant to a Credit Card Account, which Payments shall be electronically transferred directly to a Lock-Box Account immediately upon each such debit (provided that, for the
                                                        --------
                  avoidance of doubt, each Obligor may at any time cease to deposit its Collections directly to a Post Office Box or a Lock-Box Account, or pursuant to a PAC or Credit Card Account, so long as such Borrower promptly instructs such Obligor to commence one of the two alternative methods of funds transfer provided for in either of subclauses (A) or
                                                               -------------
                    (B) of this clause (1)).
                                ---------

                           (2) In the case of funds transfers  pursuant to a PAC
                  or Credit Card Account, take, or cause each of the Servicer, a Lock-Box Bank and/or the Collection Account Bank to take all necessary and appropriate action to ensure that each such preauthorized debit is credited directly to a Lock-Box Account."

         (k) Section 6.01(a) is hereby amended to delete clause (x) thereof in its entirety and to substitute the following therefor:

                           "(x) a report on  computer  tape (or  other  computer
                  record format reasonably acceptable to the Deal Agent) containing the master file for each Pledged Contract, updated through the close of business on the prior Business Day and appropriately filled-out (which master file shall contain, among other things, (i) the Contract Pool Principal Balance of each Pledged Contract as of the close of business on the preceding Business Day, (ii) the interest rate payable under each Pledged Contract, and (iii) an identifying notation for each Pledged Contract to which a PAC or Credit Card Account is applicable), which tape shall be delivered to a repository which may be designated by the Deal Agent from time to time (which repository initially shall be Offsite Data Storage, Inc., Mabelvale, Arkansas, and which repository shall in all cases provide an acknowledgment in form and substance satisfactory to the Deal Agent to the effect that such repository maintains an account in the name of the Collateral Agent); and"

         (l)     The following Section is hereby added immediately after Section
8.04 and immediately prior to Article IX:

                    "Section  8.05.  Deal  Co-Agent.   Notwithstanding  anything
                                     --------------
               herein or elsewhere to the contrary, CIBC World Markets Corp. shall have no duties or responsibilities to any Person whatsoever by virtue of its designation as 'Deal Co-Agent' hereunder."

         (m) Section 9.04(a) is hereby amended as follows:

                  (i) in each instance where the phrase "the Deal Agent" appears in such Section 9.04(a) it is hereby deleted and the phrase "the Deal Agent, the Deal Co-Agent" is substituted therefor.

                  (ii) the following sentence is added immediately following the last sentence of such Section 9.04(a):

                           "In connection with all  inspections  performed under
                  this Credit Agreement, the Deal Agent, the Deal Co-Agent and the Collateral Agent shall use reasonable efforts to coordinate the staffing and timing of such investigations in order to minimize the cost and expense thereof."

         (n) Section 9.12(f) is hereby deleted in its entirety and the following is substituted therefor:

                           "(f)   Notice to Obligors.  The Servicer shall ensure
                                  ------------------
                  that the Obligor of each Contract either

                           (1) shall have been instructed, pursuant to the Servicer's routine distribution of a periodic statement to such Obligor next succeeding

                           (A)      any Contract Grant Date, or

                           (B) the day on  which a PAC or  Credit  Card  Account
                  ceased to apply to such Contract, in the case of a Pledged Contract formerly subject to a PAC or Credit Card Account,

                  but in no event later than the then next succeeding due date for Payment under the related Pledged Contract, to remit Payments thereunder to a Post Office Box for credit to a Lock-Box Account, or directly to a Lock-Box Account, in each case maintained at a Lock-Box Bank pursuant to the terms of a Lock-Box Agreement, or

                           (2) has entered  into a PAC or Credit  Card  Account,
                  pursuant to which a deposit account of such Obligor is made subject to a pre-authorized debit in respect of Payments as they become due and payable, and the Borrower has, and has caused each of the

                    Servicer, a Lock-Box Bank and/or the Collection Account Bank, to take all necessary and appropriate action to ensure that each such pre-authorized debit is credited directly to a Lock-Box Account."

         (o) Section 10.01(n) is hereby deleted in its entirety and the following is substituted therefor:

                           "(n)  On  any  Determination   Date,  the  arithmetic
                  average of the Default Percentages for the six most recently concluded Calculation Periods exceeds 1.25%."

         (p) Section 10.01(p)(B) is hereby amended as follows:

                  (i) the phrase "which do not constitute Canceled Contracts" is hereby deleted in its entirety; and

                  (ii) the reference to the percentage "14.5%" is hereby deleted and a reference to the percentage "14.0%" is substituted therefor.

         (q) Article XII is hereby amended to delete the phrase "the Deal Agent", in each instance where such phrase appears in Section 12.01, 12.02,
                                                                  -----   -----
12.03,  12.04,  12.05  (except  for  clause  (iii)  thereof),  and 12.06 of such
-----   -----   -----                                              -----
Article, and substitute therefor the phrase "the Deal Agent, the Deal Co-Agent (solely in its capacity as Deal Co-Agent)".

         (r) The  definition of "Contract  Rate" in Appendix A is hereby deleted
                                 --------------
in its entirety and the following is substituted therefor:

                           "'Contract  Rate'  means,  with  respect to a Pledged
                             --------------
                  Contract, the annual rate at which interest accrues on such Pledged Contract, as modified from time to time only in accordance with (a) the terms of PAC or Credit Card Account (if applicable) or (b) the terms of such Pledged Contract, if such Pledged Contract provides for a variable interest rate."

         (s) The  definition  of  "Contract  Schedule"  in  Appendix A is hereby
                                   ------------------
amended to delete clause (f) thereof in its entirety and to substitute the following therefor:

                           "(f)    whether the Obligor has elected PAC or Credit
                      Card Account with respect to the Contract;"

         (t) Appendix A is hereby amended to add the following definition immediately after the definition of "CP Disruption" and immediately prior to the
                                     -------------
definition of "Credit Standards and Collections Policies":
               -----------------------------------------

                           "'Credit Card Account' means an  arrangement  whereby
                             -------------------
                  an Obligor makes Payments under a Contract via pre-authorized debit to a Major Credit Card."

         (u) Appendix A is hereby amended to add the following definition immediately after the definition of "Deal Agent" and immediately prior to the
                                      ----------
definition of "Dealer":
               ------

                    "'Deal  Co-Agent'  means CIBC  World  Markets  Corp.  in its
                      --------------
               capacity as 'Deal Co-Agent', and any successor thereto."

         (v) The  definition  of  "Default  Percentage"  in Appendix A is hereby
                                   -------------------
deleted in its entirety and the following is substituted therefor:

                           "'Default  Percentage'  means,  for  any  Calculation
                             -------------------
                  Period, a fraction (stated as a percentage) equal to (i) the aggregate outstanding Principal Balance of all Pledged Contracts which became Defaulted Contracts during such Calculation Period, divided by (ii) the Eligible Contract Pool Principal Balance outstanding as of the last day of such Calculation Period."

         (w) The definition of "Delinquency  Percentage" in Appendix A is hereby
                                -----------------------
deleted in its entirety and the following is substituted therefor:

                           "'Delinquency  Percentage' means, for any Calculation
                             -----------------------
                  Period, a fraction (stated as a percentage) equal to (i) the aggregate outstanding Principal Balance of all Pledged
                  Contracts which became Delinquent Contracts during such Calculation Period, divided by (ii) the Eligible Contract Pool Principal Balance outstanding as of the last day of such Calculation Period."

         (x) The  definition of "Eligible  Development"  in Appendix A is hereby
                                 ---------------------
amended to add the following language to clause (a) of such definition immediately following the term "'Eligible Development'":
                                 --------------------

                  "provided  that the Servicer shall deliver to the Deal Agent a
                   --------
         written request for the Deal Agent's approval of a Development as an Eligible Development at least 30 days prior to the date upon which it is intended that such Development will become an Eligible Development"

         (y) The definition of "Excess  Concentration  Reserve" in Appendix A is
                                ------------------------------
hereby amended to delete clause (d) thereof in its entirety and to substitute the following therefor:

                           "(d) the  amount  by which  the  aggregate  Principal
                  Balance of all Eligible Contracts related to Lots exceeds 5% of the Eligible Contract Pool Principal Balance on such day;"

         (z) The definition of "Facility  Limit" in Appendix A is hereby deleted
                                ---------------
in its entirety and the following is substituted therefor:

                           "'Facility Limit' means $250,000,000."
                             --------------

         (aa) The  definition of  "Liquidity  Agreement" in Appendix A is hereby
                                   --------------------
deleted in its entirety and the following is substituted therefor:

                           "'Liquidity Agreement' means that certain Amended and
                             -------------------
                  Restated Liquidity Agreement dated as of June 9, 1999, by and among EagleFunding, as Liquidity Borrower, the Liquidity Providers party thereto, the Liquidity Agent and the Liquidity Collateral Agent, as the same may be amended, restated, supplemented or otherwise modified from time to time."

         (bb) Appendix A is hereby amended to add the following definition immediately after the definition of "Lot" and immediately prior to the
                                          ---
definition of "Material Adverse Effect":
               -----------------------

                    "'Major  Credit  Card'  means  any one of Visa,  Mastercard,
                      -------------------
               American Express, Discover Card or Diners Club."

         (cc) The definition of "Spread  Account  Requirement"  in Appendix A is
                                 ----------------------------
hereby amended to delete the following parenthetical contained in the last line thereof:

                  "(including all Defaulted Contracts required to be released on the Settlement Date with respect to which the Spread Account Requirement is being calculated)"

         (dd)     The definition of "Weighted Average Seasoning" in Appendix A
                                     --------------------------
is hereby deleted in its entirety.

         SECTION 2.  CONDITIONS PRECEDENT. This Amendment shall become effective
                     --------------------
upon the satisfaction of the following conditions precedent:

         (a)      The Deal Agent shall have received:

                  (1) eight fully executed copies of this Amendment and the Amended and Restated Liquidity Agreement;

                  (2) an opinion of Kutak Rock with respect to enforceability and such other issues as the Deal Agent may reasonably request;

                  (3)  an   opinion   of  Sidley  &  Austin   with   respect  to
         enforceability and perfection against EagleFunding;

                  (4) an opinion of Nevada counsel with respect to perfection and such other issues as the Deal Agent shall reasonably request; and

                  (5) such other further documents and information as the Deal Agent shall reasonably request.

         (b) The Purchaser shall have obtained confirmation from each of S&P, Moody's and DCR that the amendments herein and in the Amended and Restated Liquidity Agreement of even date herewith among EagleFunding, as Liquidity Borrower, BKB, as Liquidity Agent, the Liquidity Providers party thereto, and Bankers Trust Company, as Liquidity Collateral Agent (the "Amended and Restated
                                                            --------------------
Liquidity  Agreement")  will not  result in a  withdrawal  or  reduction  of the
--------------------
ratings of the Transaction Commercial Paper Notes;

         (c) All of the fees and expenses referred to in Section 8 below and any other fees and expenses owing under Section 14.07 of the Agreement or any other agreement between the parties thereto shall have been paid in full; and

         (d) The conditions precedent to the effectiveness of the Amended and Restated Liquidity Agreement shall have been fully satisfied.

         SECTION 3.  REPRESENTATIONS,  WARRANTIES  AND  COVENANTS.  (a) Upon the
                     --------------------------------------------
effectiveness of this Amendment, each of the Borrower, FCI, FAC and the Servicer hereby remakes and reaffirms all covenants, representations and warranties made by it (or deemed made by it) in the Agreement (except, in each case, to the extent that such covenants, representations or warranties expressly speak as to another date or to the extent otherwise disclosed in writing to the Deal Agent).

         (b) Each of the Borrower, FCI, FAC and the Servicer hereby represents and warrants that:

                  (i) It has duly and validly executed and delivered this Amendment, and this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms except as enforceability may be subject to or limited by Debtor Relief Laws or by general principles of equity (whether considered in a suit at law or in equity).

                  (ii) Its execution, delivery and performance of this Amendment, and its consummation of each of the transactions contemplated hereby, have in all cases been duly authorized by all necessary corporate action, do not contravene (A) its charter or by-laws, (B) any law, rule or regulation applicable to it, (C) any contractual restriction contained in any indenture, loan or credit agreement, lease, mortgage, deed of trust, security agreement, bond, note, or other agreement or instrument binding on or affecting it or its property or (D) any order, writ, judgment, award, injunction or decree binding on or affecting it or its property (except where such contravention would not have a Material Adverse Effect), and do not result in or require the creation of any Lien upon or with respect to any of its properties; and no transaction contemplated hereby requires compliance with any bulk sales act or similar law.

                  (iii) All approvals, authorizations, consents, order or other actions of, and all registration, qualification, designation, declaration, notice to or filing with, any Person or of any governmental body or official required in connection with the execution and delivery of this Amendment, the consummation of the transactions contemplated hereby, the performance of and the compliance with the terms hereof, have been obtained, except where the failure so to do would not have a Material Adverse Effect.

                  (iv) As of the date hereof, no event has occurred and is continuing, or would result from the execution, delivery and performance hereof, which constitutes an Event of Default, Unmatured Event of Default, Servicer Default or Unmatured Servicer Default, and there is no Termination Date currently in effect.

         SECTION 4.  GOVERNING  LAW.  THIS  AMENDMENT  SHALL BE  GOVERNED BY AND
                     --------------
CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS DISTINGUISHED FROM THE CONFLICT OF LAW PROVISIONS) OF THE STATE OF NEW YORK.

         SECTION 5.  SEVERABILITY.  Each  provision of this  Amendment  shall be
                     ------------
severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of any provision hereof in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.

         SECTION  6.  REFERENCE  TO  AND  EFFECT  ON  THE  AGREEMENT.  Upon  the
                      ----------------------------------------------
effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be, and references to the Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Agreement shall mean and be, a reference to the Agreement as previously amended and as amended hereby. Except as otherwise amended by this Amendment, the Agreement as previously amended shall continue in full force and effect and is hereby ratified and confirmed.

     SECTION 7.  COUNTERPARTS.  This  Amendment  may be  executed in one or more
                 ------------
counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     SECTION 8. FEES AND EXPENSES. The Borrower hereby confirms its agreement to
                -----------------
pay on demand all reasonable costs and expenses in connection with the preparation, execution and delivery of this Amendment and any of the other instruments, documents and agreements to be executed and/or delivered in connection herewith including, without limitation, the reasonable fees and out-of-pocket expenses of counsel to the Deal Agent and Deal Co-Agent with respect thereto.




                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

                              FAIRFIELD RECEIVABLES
                                CORPORATION

                         By:  Ralph E. Turner
                            -----------------------------------
                         Title:  President

                         Address:  7730 West Sahara Avenue, Suite 105
                                   Las Vegas, Nevada  89117
                                   Attn:  President
                         Telephone: (702) 227-3100  (Ext. 3107)
                         Telecopy:  (702) 227-3114

                              FAIRFIELD ACCEPTANCE
                                CORPORATION - NEVADA


                         By: Ralph E. Turner
                            -----------------------------------
                         Title:  President

                         Address:  7730 West Sahara Avenue, Suite 105
                                   Las Vegas, Nevada 89117
                                   Attn:  President
                         Telephone:  (702) 227-3100
                         Telecopy:   (702) 227-3180


                           FAIRFIELD COMMUNITIES, INC.


                        By:Ralph E. Turner
                           --------------------------------------
                        Title:  Treasurer

                        Address: 8669 Commodity Circle, #200
                                 Orlando, Florida 32819
                                 Attn:  President
                        Telephone: (407) 370-5200
                        Telecopy:  (407) 370-5222

                          EAGLEFUNDING FUNDING CAPITAL
                           CORPORATION

                          By: BancBoston Robertson Stephens Inc.,
                              its Attorney-in-Fact

                          By: /s/Amy Roberts
                             --------------------------------------
                          Title: Director

                           Address: 100 Federal Street
                                    Boston, Massachusetts 02110
                                    Mail Stop: 01-09-02
                                    Attn: Amy Roberts
                           Telephone: (617) 434-5796
                           Telecopy:  (617) 434-1533


                          BANCBOSTON ROBERTSON STEPHENS INC.,
                           as Deal Agent


                          By: /s/Amy Roberts
                             --------------------------------------
                          Title: Director

                           Address: 100 Federal Street
                                    Boston, Massachusetts 02110
                                    Mail Stop: 01-09-02
                                    Attn: Amy Roberts
                           Telephone: (617) 434-5796
                           Telecopy:  (617) 434-1533

                            CIBC WORLD MARKETS CORP.,
                                as Deal Co-Agent


                          By: /s/Britt Fletcher
                             -------------------------------------
                          Title:   Authorized Signatory

                          Address: 425 Lexington Avenue, 7th Floor
                                   New York, New York 10017
                                   Attn: Asset Securitization Group
                          Telephone: (212) 856-3753
                          Telecopy: (212) 856-3643

                           BANKBOSTON, N.A.,
                             as Collateral Agent


                          By: /s/Amy Roberts
                             -------------------------------------
                          Title: Director

                           Address: 100 Federal Street
                                    Boston, Massachusetts 02110
                                    Mail Stop: 01-09-02
                                    Attn: Amy Roberts
                           Telephone: (617) 434-5796
                           Telecopy:  (617) 434-1533